                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints each of Sheela Kosaraju,
Erik J. Lichter and Michelle Rankin, or their respective assignees, each signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned Form ID, Forms 3, 4 and 5, and all amendments thereto in accordance with Section 16(a) of the
         Securities and Exchange Act of 1934, as amended, and the rules thereunder;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
         Form ID, Form 3, 4 or 5, or any amendment or amendments thereto and file such form with the United States Securities and Exchange
         Commission, the New York Stock Exchange, the Nasdaq Stock Market and
         any other authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
         Attorney shall be in such form and shall contain such terms as such attorney-in-fact may approve in such attorney-in-fact's discretion.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.  This
Power of Attorney can only be revoked by delivering a signed, original
"Revocation of Power of Attorney" to the attorney-in-fact and shall remain in full force and effect until such revocation is delivered.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2023.

                                             /s/ Mary G. Puma
                                             _________________________________
                                             Signature

                                             Mary G. Puma
                                             _________________________________
                                             Print Name